SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 23, 2004

SCHLUMBERGER N.V. (SCHLUMBERGER LIMITED)

(Exact name of registrant as specified in its charter)

Netherlands Antilles	1-4601	52-0684746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

153 East 53rd Street, 57th Floor New York, New York	10022-4624

42, rue Saint-Dominique Paris, France	75007

Parkstraat 83, The Hague, The Netherlands	2514 JG
(Addresses of principal executive offices)	(Zip or Postal Codes)

Registrant’s telephone number in the United States, including area code: (212) 350-9400

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

The exhibits listed below are furnished pursuant to Item 12 of this Form 8-K.

(c)	Exhibits

99.1	First Quarter 2004 Press Release dated April 23, 2004.

99.2	Question and Answer document on the April 23, 2004 Press Release.

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The First Quarter 2004 Press Release attached hereto as Exhibit 99.1, and the Question and Answer document attached hereto as Exhibit 99.2, which are incorporated in this Item 12 by reference, were posted on the Schlumberger internet web site (www.slb.com/ir) on April 23, 2004.

In addition to financial results determined in accordance with generally accepted accounting principles (GAAP) that are included in the attached First Quarter 2004 Press Release and Question and Answer document, these documents also include the following non-GAAP financial measures (as defined under the SEC’s Regulation G):

•	Net debt: Net debt is gross debt less cash, short-term investments and fixed income investments held to maturity. Management believes that “net debt” provides useful information regarding the level of the Company’s indebtedness by reflecting cash and investments that could be used to repay debt, and that the level of net debt provides useful information as to the results of the Company’s deleveraging efforts.

•	Income from continuing operations before charges, diluted earnings per share before charges and effective tax rate before charges:

The following is a reconciliation of :

•	Income from continuing operations per the Consolidated Statement of Income to Income from continuing operations before charges.

•	Diluted earnings per share before charges.

•	Effective tax rate before charges.

	($ in thousands)

	First Quarter 2004
	Pretax	Tax	Min Int	Net
Per Consolidated Statement of Income	$186,097	$56,276	$(2,982)	$126,839
Add back Charges:
- Debt extinguishment costs	77,482	—	—	77,482
- Loss recognized on interest-rate swaps	73,515	27,164	—	46,351
- Loss on sale of Atos Origin shares	14,330	—	—	14,330
- Restructuring program charge	19,500	5,500	—	14,000

Continuing operations before charges	$370,924	$88,940	$(2,982)	$279,002

Continuing operations before charges
Effective tax rate				24.0%
Diluted Earnings per Share				$0.47

Reasons for excluding charges - Management believes that the exclusion of these items enables it to evaluate more effectively the Company’s operations period over period and to identify operating trends that could otherwise be masked by the excluded items.

•	Interest expense before swap-related charges. Management believes that the exclusion of the loss recognized on interest rate swaps enables it to evaluate more effectively the Company’s operations period over period and to identify operating trends that could otherwise be masked by the excluded items.

The foregoing non-GAAP financial measures should be considered in addition to, not as a substitute for, or superior to, total debt, net income, cash flows or other measures of financial performance prepared in accordance with GAAP as more fully discussed in the Company’s financial statements and filings with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHLUMBERGER N.V.
(SCHLUMBERGER LIMITED)

By:	/s/ Frank A. Sorgie
Frank A. Sorgie
Chief Accounting Officer

Date: April 23, 2004